SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                            CHURCH & DWIGHT CO., INC.
             (Exact name of registrant as specified in its charter)



                                October 20, 2003
                  --------------------------------------------
                Date of Report (Date of earliest event reported)



     Delaware                         1-10585                       13-4996950
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (I.R.S. Employer
         of incorporation           File Number)             Identification No.)



469 N. Harrison Street, Princeton, New Jersey                            08543
(Address of principal executive offices)                             (Zip Code)


                                 (609) 683-5900
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                       N/A
          (Former Name or Former Address, if Changed since Last Report)


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Item 2.           Acquisition or Disposition of Assets.

On October 20, 2003, Church & Dwight Co., Inc. ("Church & Dwight"), a Delaware corporation, acquired from Conopco, Inc., a New York corporation and a wholly owned subsidiary of Unilever ("Seller"), certain assets of Seller's oral care business in the United States (including Puerto Rico) and Canada. The purchase price was approximately $104,000,000 in cash, plus additional performance-based payments of between $5,000,000 and $12,000,000 payable at specified times following the closing. The purchase was completed pursuant to the terms of an Asset Purchase Agreement, dated as of September 9, 2003, between Seller and Church & Dwight. The acquisition includes assets related to the Mentadent brand of toothpaste and toothbrushes, Pepsodent and Aim brands of toothpaste and exclusive licensing rights to the Close-Up brand of toothpaste, in each case in the United States (including Puerto Rico) and Canada. Assets acquired in the transaction include the equipment, inventory, intellectual property, permits, contracts and books and records relating to the aforementioned brands.

The funds used for the purchase of the oral care brands were comprised of $100,000,000 in borrowings under Church & Dwight's principal credit facility and $4,000,000 from Church & Dwight's available cash.

Church & Dwight currently intends to continue the business operations relating to the purchased oral care brands.

Item 7.           Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

In accordance with paragraph (a)(4) of Item 7, the historical financial statements required in connection with the transactions described above are not included in this initial report but will be filed by amendment.

(b) Pro Forma financial information.

In accordance with paragraph (a)(4) of Item 7, the pro forma financial information required in connection with the transactions described above is not included in this initial report but will be filed by amendment.

(c) Exhibits:

      Exhibit 2 Asset Purchase Agreement, dated as of September 9, 2003, between Conopco, Inc. and Church & Dwight Co., Inc.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CHURCH & DWIGHT CO., INC.,
                                                a Delaware Corporation


Date:  November 4, 2003               By:     /s/ Robert A. Davies, III
                                               --------------------------------
                                                Name:    Robert A. Davies, III
                                                Title:   Chief Executive Officer

                            Church & Dwight Co., Inc.
                                  Exhibit Index

Exhibit            Description

  Exhibit 2 Asset Purchase Agreement, dated as of September 9, 2003, between Conopco, Inc. and Church & Dwight Co., Inc.